SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement   [ ] Confidential, for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[ ]    Definitive Proxy Statement
[X]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          The Chalone Wine Group, Ltd.
        ----------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

        -----------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required

     [ ] Fee  computed on table below per  Exchange  Act Rules  14a-6(i)(4)  and
0-11.

         (1) Title of each class of  securities  to which  transaction  applies:

             -----------------------------------------------

         (2) Aggregate  number  of  securities  to which  transaction  applies:

             -----------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

             -----------------------------------------------

         (4) Proposed maximum aggregate value of the transaction:

             -----------------------------------------------

         (5) Total fee paid:

             -----------------------------------------------

     [ ] Fee paid previously with preliminary materials:

                                      -1-
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     [ ] Check box if any part of the fee is offset as provided by Exchange  Act
Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1) Amount previously paid:

             -----------------------------------------------

         (2) Form, Schedule or Registration Statement No.:

             -----------------------------------------------

         (3) Filing Party:

             -----------------------------------------------

         (4) Date Filed:

             -----------------------------------------------


                                      -2-
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                               =================
                                    CHALONE
                                   Wine Group
                               =================


                              THIS IS YOUR PROXY.
                            YOUR VOTE IS IMPORTANT.

Dear Shareholder:

Regardless of whether you plan to attend the Annual Meeting of Shareholders, you can be sure your shares are represented at the meeting by promptly returning your proxy in the enclosed envelope or by voting via telephone or Internet. Instructions are on the reverse side of this card.

                                                                      Thank you,

                                                   Investor Relations Department


                                  DETACH HERE

                                     PROXY


                          THE CHALONE WINE GROUP, LTD.

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS for Annual Meeting of Shareholders, August 26, 1999

The undersigned, shareholders(s) of The Chalone Wine Group, Ltd., do(es) hereby appoint the corporation's Secretary and Chairman, and each of them, proxies, each with full power of substitution, for and in the name and stead of the undersigned at the Annual Meeting of Shareholders of The Chalone Wine Group, Ltd., to be held on August 26, 1999, and at any and all postponements or adjournments thereof, to vote all shares of capital stock held by the undersigned, with all powers that the undersigned would possess if personally present, on each of the matters referred to herein.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED "FOR" ELECTION OF MANAGEMENT'S DIRECTOR-NOMINEES, "FOR" APPROVAL OF THE INDEMNIFICATION AGREEMENTS AND "FOR" RATIFICATION OF THE APPOINTMENT OF THE COMPANY'S INDEPENDENT AUDITORS, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY POSTPONEMENT(S) OR ADJOURNMENT(S) THEREOF.

-----------                                                          -----------
SEE REVERSE                                                          SEE REVERSE
  SIDE             CONTINUED AND TO BE SIGNED ON REVERSE SIDE           SIDE
-----------                                                          -----------


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-----------------                           ----------------
Vote by Telephone                           Vote by Internet
-----------------                           ----------------

It's fast, convenient, and immediate!       It's fast, convenient, and your vote
Call Toll-Free on a Touch-Tone Phone        is immediately confirmed and posted.
1-877-PRX-VOTE (1-877-779-8683)

Follow these four easy steps:               Follow these four easy steps:

1. Read the accompanying Proxy              1. Read the accompanying Proxy
   Statement/Prospectus and Proxy Card.        Statement/Prospectus and Proxy
                                               Card.

2. Call the toll-free number                2. Go to the Website
   1-877-PRX-VOTE (1-877-779-8683). For        http://www.aproxyvote.com/chin
   shareholders residing outside the
   United States call collect on a touch-   3. Enter your 14-digit Voter Control
   tone phone 1-201-536-8073.                  Number located on your Proxy Card
                                               above your name.
3. Enter your 14-digit Voter Control Number
   located on your Proxy Card above your    4. Follow the instructions provided.
   name.

4. Follow the recorded instructions.

Your vote is important!                     Your vote is important!
Call 1-877-PRX-VOTE anytime!                Go to http://www.aproxyvote.com/chin
                                            anytime!

   Don not return your Proxy Card if you are voting by Telephone or Internet


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                                  DETACH HERE
[X]  Please mark
     votes as in
     this example.

     1. ELECTION OF DIRECTORS                                                                  FOR      AGAINST     ABSTAIN
        Nominees:  (01) W.  Philip  Woodward,          2. Proposal to approve the
        (02) Eric de Rothschild, (03) Mark A.             Indemnification Agreements.          [ ]        [ ]         [ ]
        Hojel, (04) Yves-Andre Istel, (05) C.
        Richard  Kramlich,  (06)  William  G.          3. Proposal to ratify the appointment
        Myers,  (07)  James  H.  Niven,  (08)             of Deloitte & Touche LLP as the
        Phillip  M.  Plant,  (09)  Christophe             Company's independent certified      [ ]        [ ]         [ ]
        Salin,   (10)  Cristina  Banks,  (11)             public accountants for the fiscal
        Thomas B. Selfridge                               year ending March 31, 2000.

          FOR                     WITHHELD             4. In their discretion, upon such other matters as may properly come
          ALL      [ ]      [ ]   FROM ALL                before the meeting and any postponement(s) or adjournment(s) thereof.
        NOMINEES                  NOMINEES


[ ] __________________________________________
If you wish to withhold authority to vote for          MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT                   [ ]
any individual nominee(s), write such nominee(s)
name on the lines above
                                                       (This  Proxy  should be marked,  dated and  signed by the  shareholder(s)
                                                       exactly as his or her name appears  hereon and  returned  promptly in the enclosed  envelope.  Persons  signing in a fiduciary  capacity  should so indicate.  If shares are held by joint tenants or as community  property, both shareholders should sign.)

Signature: ___________________________  Date: ________________   Signature: _____________________________  Date: _______________

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